UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Zep, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following items will be considered at the Annual Meeting: 1. Elect Two Director Nominees: O. B. Grayson Hall, Jr. and Carol A. Williams. 2. Conduct an Advisory Vote on Executive Compensation. 3. Conduct an Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation; 4. Ratify the Appointment of the Company's Independent Registered Public Accounting Firm; and 5. Consider and act upon any other business as may properly come before the meeting or any adjournments or postponements thereof. The Board of Directors recommends a vote "FOR each of the Nominees in Item 1; "FOR" Item 2; "Every 1 Year" for Item 3; and "FOR" Item 4. Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting of to be held on January 10, 2012 at 1:00 P.M. ET at the R&D Auditorium, 1420 Seaboard Industrial Boulevard, Atlanta, Georgia 30318 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 THE PROXY MATERIALS ARE AVAILABLE FOR VIEWING AT: http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=17249 This website includes: • The Company's 2012 Proxy Statement; • The Proxy Card; • The Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2011; and • Any amendments to the proxy materials that may be required to be furnished to stockholders. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper copy or email copy of these documents, you must request one as outlined below. There is no charge to you for requesting a copy. PLEASE NOTE THAT YOU CANNOT USE THIS NOTICE TO VOTE BY MAIL. TO REQUEST A PAPER COPY OF THE PROXY MATERIALS: Phone: 888-Proxy-NA (888-776-9962); 718-921-8562 (for international callers) Email: info@amstock.com Website: http://www.amstock.com/proxyservices/requestmaterial.asp Requests must be received on or before December 27, 2011 to allow sufficient time for delivery. TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. PHONE: To vote by phone, please visit https://secure.amstock.com/voteproxy/ login2.asp to view the materials and to obtain the toll free number to call. MAIL: You may request a proxy card by following the instructions herein.